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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED JANUARY 3, 2006
                                      TO
               PROSPECTUSES DATED MAY 1, 2005 (AS SUPPLEMENTED)

This supplement provides information in addition to that contained in the Prospectuses dated May 1, 2005 for the Series VA, XC, C, and L-4 Year variable annuity contracts issued by MetLife Investors USA Insurance Company ("we", "us", or "our"). It should be read in its entirety and kept together with your prospectus for future reference. If you do not have a copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at
(800) 842-9325 to request a free copy.

Certain terms in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

In the "OTHER INFORMATION--Distributor--Compensation Paid to All Selling Firms" section of the prospectus, delete the word "All" from the heading and in the first sentence. Add the following information, after the last sentence:

Distributor may also enter into selling agreements with other affiliated broker-dealers for the sale of the contracts. We pay commissions to Distributor for sales of the contracts by sales representatives of affiliated broker-dealers. The maximum commission payable to the affiliated broker-dealer for sales of the contracts is generally not expected to exceed, on a present value basis, the aggregate amount of commission that is paid by Distributor to all other selling firms as noted above. Sales representatives of certain affiliated broker-dealers must meet a minimum level of sales of proprietary products in order to be eligible for cash compensation and in order to maintain agent status. Sales representatives in the MetLife Resources division of Metropolitan Life Insurance Company ("MetLife Resources sales representatives") must meet a minimum level of sales production in order to maintain employment with us. In addition to cash compensation, sales representatives and their managers may also be eligible to receive non-cash compensation as well as additional cash compensation, including such items as described above. Sales representatives who meet certain productivity, persistency, and length of service standards, and/or their managers, may be eligible for additional cash compensation. Sales representatives and their managers may also be eligible for various cash benefits that the affiliated selling firms may provide.

Distributor makes cash payments to Metropolitan Life Insurance Company, an affiliate, for products its sales representatives, including MetLife Resources sales representatives, sell and service based upon a 'gross dealer concession' model. With respect to the contracts, the gross dealer concession paid to Metropolitan Life Insurance Company is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor to all other selling firms as noted above. Gross dealer concession may also be paid when annuity payments begin under the contract. The amount of this gross dealer concession payable when annuity payments begin depends on several factors, including the number of years the contract has been in force. The amount of compensation that Metropolitan Life Insurance Company passes on to its sales representatives (non-MetLife Resources MetLife sales representatives) is all or part of the gross dealer concession and is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Compensation to MetLife Resources sales representatives is based primarily upon premiums and purchase payments applied to all products sold and serviced by the representative. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products.

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                                                        SUPP-CompensationMLIUSA

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Additionally, the compensation to non-MetLife Resources sales managers' of
Metropolitan Life Insurance Company and certain other affiliated broker-dealers is based primarily on the sales of proprietary products made by the representatives they supervise. Additional cash compensation paid to MetLife Resources sales representatives and their managers as well as to sales representatives and their managers of certain affiliated broker-dealers is also based on the sale of proprietary products. Therefore, the receipt of cash, non-cash, and/or additional cash compensation may provide sales representatives and their managers of certain of our affiliated broker-dealers with an incentive to favor the sale of proprietary products. The receipt of additional cash compensation may provide MetLife Resources sales representatives and their managers with an incentive to favor the sale of proprietary products.

We may also make certain payments to the business unit responsible for the operation of the distribution systems through which the contracts are sold. These amounts are part of the total compensation paid for the sale of the contracts.

Commissions and other incentives or payments described above are not charged directly to contract owners or the separate account. Ask your sales representative for further information about what your sales representative and the affiliated broker-dealer for which he or she works, may receive in connection with your purchase of a contract.

5 Park Plaza, Suite 1900                                Telephone:800-989-3752
Irvine,CA 92614

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